Barclays Global Healthcare Conference March 11, 2020 | Miami, FL Barclays Global Healthcare Conference

This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2020 financial performance, and earnings growth beyond 2020, as well as other statements related to the Company’s expectations regarding the performance of its business and improvement of operational performance. Forward- looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year Safe Harbor ended December 31, 2019, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2 Barclays Global Healthcare Conference

Owens & Minor Overview A global healthcare solutions company with integrated distribution, products, and services aligned to deliver value to the healthcare industry. 125+ 17,000 Healthcare 1,400+ 4,000+ Facilities Teammates Customers in Branded Healthcare Worldwide Worldwide 90 Manufacturers Providers Countries Served 3 Barclays Global Healthcare Conference

Reporting Segments Global Solutions Global Products Pillars InternalMedical Distribution Home Healthcare Services Global Products Leading Brands DISTRIBUTIO N my 4 Barclays Global Healthcare Conference Where indicated, Registered Trademarks or Trademarks of Owens & Minor or its affiliates. ©2018. All rights reserved.

Approach To Market We Will Provide The Highest Level of Customer Focus Along With Industry-leading Integrity. Maintaining Intense Operational Leveraging Actionable Technology and Solutions Customer Focus Excellence Data to Improve Experience Culture Shift Build A Streamlined Use The Vast Amount Of Improve Transparency And Listen To Customer Organization Focused On Data We Process To Provide A Combination Of Feedback, Deliver On Our Efficiencies While More Drive Efficiencies And Services To Serve The Promises, And Never Take Closely Integrating With Operational Improvements Changing Model Of Our Customers For Granted The Needs Of Our Healthcare Customers 5 Barclays Global Healthcare Conference

2019 Achievements Established Foundation: • Renewed focus on Customers • Assembled world-class leadership • Restored service levels • Improved financial profile Fostering: • Results-oriented culture • Customer and supplier confidence • Ongoing debt reduction • Strong platform for share gains 6 Barclays Global Healthcare Conference

2019 Accomplishments – Cultural Change • High level of intensity with a laser focus on the Customer • Our Mission and Values have been woven into the fabric of our Company • “Empowering Our Customers to Advance Healthcare” • “IDEAL” Values • Integrity • Development • Excellence • Accountability • Listening • Strong Leadership team who understands our industry and spends significant time with our Customers to understand their needs WE DID WHAT WE SAID WE WOULD DO 7 Barclays Global Healthcare Conference

Proven Leadership

Recruited New Directors & Assembled World-Class Executive Team

Mark Beck - Director

Director, IDEX Corporation

Past Director, Dow-Corning Corporation

Past President & CEO, JELD-WEN Holding

Past EVP, Danaher Corporation

Past EVP, Corning

Robert Henkel - Director

Pres., Healthcare Transformation – THEO Group

Past Pres. & CEO, Ascension Health

Past COO, Ascension Health

Past C-Suite Executive - Mount Sinai Medical Center, DePaul Health Center and Montefiore Medical Center

Michael Riordan - Director

Past Co-CEO & Director, Prisma Health

Past CEO, Greenville Health System

Past Pres & CEO, U of Chicago Health Systems

Past COO, Emory University Hospitals

Gwen Bingham - Director

Retired 3-star U.S. Army Lieutenant General

Past Dept. of the Army Asst. Chief of Staff for Installation Management

Past Quartermaster General of the U.S. Army

Past Commanding General, U.S. Army White Sands Missile Range

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Owens & Minor

Proven Leadership

Recruited New Directors & Assembled World-Class Executive Team

Perry Bernocchi - CEO, Byram Healthcare

Past EVP & COO, Byram Healthcare

Past SVP & COO, Hemophilia Resources of America

Past SVP, Operations, Coram Healthcare

Jeff Jochims - EVP, COO

Past Director, Sarnova

Past Director, Reliable Biopharmaceutical

Past Director, Cenduit

Past Global President, Fisher Scientific (Thermo Fisher Scientific)

Past President, Fisher Safety (Thermo Fisher Scientific)

Andy Long - EVP, CFO

Past CEO, Insys Therapeutics

Past CFO, Insys Therapeutics

Past SVP of Global Finance, Patheon

Past VP of Global Finance, Thermo Fisher Scientific

Chris Lowery - EVP & Pres, Global Products

Past SVP & COO, Halyard Health

Past Global VP, Sales & Marketing, Kimberly-Clark Health Care

David Myers - SVP, Chief Procurement Officer

Past Pres. & COO, Concordance Healthcare Solutions (formerly Seneca Medical)

Director & Past Chair, Health Industry Distributors Association (HIDA)

Shana Neal - EVP, Human Resources

Past SVP, HR, Becton Dickinson Life Sciences

Past Integration Leader, BD acquisitions of Bard & CareFusion

Nick Pace - EVP, General Counsel

Past EVP, General Counsel, Landmark Health

Past EVP, Corporate Development & General Counsel, Avalon Health Services

Past EVP, Operations & Compliance, Health Diagnostic Laboratory

Past EVP, General Counsel, Amerigroup Corp

Mark Zacur - EVP, CCO

Director, St. Clair Hospital

Director & Past Chair, Health Industry Distributors Association (HIDA)

Past VP & General Manager, Fisher Healthcare (Thermo Fisher Scientific)

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Results-oriented Culture Fill Rate Shipping Accuracy 96.4% 99.9% We have restored our industry-leading service levels We are gaining positive customer reception by delivering on commitments We are driving teammate training and focus, ensuring engagement, morale and retention and driving 2018 Avg 2019 Avg 2018 Avg 2019 Avg operational excellence Customer Service Workers' Comp We continue to drive innovative solutions that help Quality to solve industry challenges Claims 92.2% ~40% 2018 Avg 2019 Avg 2018 2019 10 Barclays Global Healthcare Conference

2019 Accomplishments - Financial Income Operating Cash Flow • Adjusted operating income and adjusted net • Significantly outpaced traditional annual operating income per share improved sequentially in every cash flow of $100 million per year quarter throughout 2019. • Generated $227 million in Q2 to Q4 • Improvements are sustainable and driven by: • Generated a total of $166 million for the year • Operational effectiveness • Generated $27 million of operating cash flow • Revenue mix in Q4 • Year-Over-Year adjusted operating income and • Use of cash flow – debt pay-down & reinvestment adjusted net income per share improved for both the Q4 and 2H of 2019. Debt Pay-Down • Debt reduction in Q2 to Q4 of 2019 was $171 million • Debt reduction of $117 million for the full year • Debt reduction of $41 million in Q4 11 Barclays Global Healthcare Conference

2019 Accomplishments - Financial Reinvestment • Reinvested $56 million in capital expenditures and made significant non- capital investments • Focus on infrastructure, technology, and services • Examples • Expansion of our US manufacturing capabilities to produce non-woven, laminated fabric used in PPE products like surgical gowns and masks • B2C capabilities in Home Healthcare • myOM • Enhanced commercial structure 12 Barclays Global Healthcare Conference

Global Products Footprint Reliable & Quick Response Supply Chain 13 Barclays Global Healthcare Conference

A New Sales Structure for Customer Success DISTRIBUTION • Operational excellence Our new enterprise • Supply chain optimization • Supplier partnership sales structure gives you: ENTERPRISE • A single strategic point of • Strategic partner contact driving collaboration, PRODUCTS CUSTOMER value capture, and • Technical expertise • Dedicated executive profitability oversight • Clinical credibility • OR Suite call points • O&M’s superior service and best-in-class expertise SERVICES • Deep supply chain connectivity • Inventory optimization • Consulting expertise 14 Barclays Global Healthcare Conference

Strong Foundation To Build On 2020 Achievements To Date Announced Movianto Sale • Selling to privately owned European logistics company • $133M sale price • Expected to close in 1st half of 2020 • Proceeds used to repay debt Improved Debt Profile • Amended credit agreement to improve financial flexibility • Entered into $325mm accounts receivable securitization program • Removed future refinancing risk 15 Barclays Global Healthcare Conference

2020 Outlook - Accomplishments Income 2020 Outlook • Started the year strong to deliver financial flexibility • We will not be short-term focused. We will invest and ability to deliver long-term profitable growth – for long-term profitable growth. double-digit adjusted EPS growth beyond 2020 • Generate cash flow and pay down debt • Actions already taken • Reinvest in our business • Pending Sale of Movianto ($133 million) • Infrastructure • Proceeds will provide: • Technology • Debt pay-down • Services • Increased ability to focus and invest in our • Mitigate customer losses and win new business core business of distribution, products, and services • Improved our debt profile and financial flexibility with the recently announced Well-positioned to • Amendment to our credit facility Meet Customer Needs and for • Launch of our accounts receivable Long-term Success securitization 16 Barclays Global Healthcare Conference

Our Offering • Providing our Customers with value • Providing our Customers with flexibility and adaptability to customize a mix of services and products • Not forcing our Customers into a rigid framework • Providing our Customers with risk mitigation • Providing our Customers with an offering that improves the clinician and patient experience • Aligning our investments with what our Customers want and need Fulfilling Our Customers’ Needs 17 Barclays Global Healthcare Conference

COVID-19 • As a leading provider of Personal Protection Equipment (PPE), we are committed to doing our part to support healthcare providers as they care for those affected and seek to stop the spread of the virus. • A significant portion of our production capacity for PPE products in located in the Americas • We are honoring our commitment to take care of our Customers • We have increased production of our PPE products to meet the increase in demand • We are taking care of the teammates in our global workforce 18 Barclays Global Healthcare Conference

Well-Positioned • Strong foundation established in 2019 and long term reinvestment in the business position the Company to generate sustainable, double-digit earnings growth beyond 2020 • Strong operating cash flow • Deleveraging balance sheet • Pending sale of Movianto allows for increased focus on core business: distribution, products, and services 19 Barclays Global Healthcare Conference

Thank You. 20 Barclays Global Healthcare Conference